Exhibit 99.1

Philanthropic Donor Funds Cognition Therapeutics’ Expanded Access Program for Zervimesine (CT1812) in Dementia with Lewy Bodies

Dr. James Galvin of the University of Miami to Serve as Lead Investigator

First Site Initiated: Banner Sun Health Research Institute

Purchase, NY – June 3, 2025 – Cognition Therapeutics, Inc., (the “Company” or “Cognition”) (NASDAQ: CGTX), a clinical-stage company developing drugs that treat neurodegenerative disorders, announced today it has received an anonymous philanthropic donation to substantially fund an expanded access program (EAP) for people with dementia with Lewy bodies (DLB). The generous donation comes from the family of a DLB patient who was treated with zervimesine in the Phase 2 SHIMMER study. Through this open-label EAP, participants will be provided with 100 mg of oral zervimesine to take daily for approximately one year. Banner Sun Health Research Institute in Arizona is the first of eight sites to be activated, with David Shprecher, DO Msci serving as primary investigator at the site.

“At Cognition, our ultimate goal is to create a therapy that changes lives. We are moving as rapidly as possible to onboard participating sites so that we can begin providing zervimesine to eligible patients this month,” stated Lisa Ricciardi, president and CEO of Cognition Therapeutics. “Throughout the SHIMMER study, we have enjoyed a collaborative relationship with Drs. Galvin and Shprecher and their staffs. Their commitment and that of the Cognition team has been instrumental in launching the EAP so rapidly. Cognition would like to extend our sincere thanks to the benefactor and all stakeholders who made this program a reality.”

Dr. James E. Galvin, MD, MPH, will act as lead investigator for the multi-center, open-label EAP. Dr. Galvin is the director of the Comprehensive Center for Brain Health at the University of Miami Miller School of Medicine and was the study director and principal investigator on the SHIMMER study grant from the National Institute of Aging.

Dr. Galvin added, “As a physician, it’s always rewarding when you are able to offer a medication to a patient that may make a meaningful impact on their health. To have touched the anonymous donor’s life so meaningfully that they felt compelled to support an expanded access program for so many people is humbling and rewarding. This program is a unique opportunity, and one that my colleagues and I are excited to be involved in.”

Initially, the EAP will be able to accommodate approximately 30 individuals, who will be treated with 100 mg of once-daily oral zervimesine for approximately one year. Additional patients may be treated as funding and drug supply allows. The EAP will be open to eligible SHIMMER participants who completed the Phase 2 study as well as additional patients with a diagnosis of mild-to-moderate DLB who meet the criteria for this program. Eight U.S. sites, all of which were active in the SHIMMER study, were selected to participate in the EAP.

Banner Sun Health Research Institute is the first participating site to be activated. Dr. Shprecher, Banner Health’s movement disorder director and a clinical associate professor at the University of Arizona College of Medicine – Phoenix, will serve as the site’s EAP investigator. Dr. Shprecher also served as an investigator for the Phase 2 SHIMMER study.

About the EAP

The EAP will operate under a new protocol and will be referred to as COG1202. As an investigational medicine, zervimesine has not been approved by regulatory authorities. Therefore, the safety and efficacy of zervimesine have not been fully characterized and there may be risks associated with its use. If you are a patient or caregiver wishing to know more about this EAP for DLB, we encourage you to discuss this Program with your treating physician. If you are a treating physician and are seeking information about the zervimesine EAP or would like to request access for a patient, please contact EAP@cogrx.com. More information is available on clinicaltrials.gov under study identifier NCT06961760.

About Cognition Therapeutics, Inc.

Cognition Therapeutics, Inc., is a clinical-stage biopharmaceutical company discovering and developing innovative, small molecule therapeutics targeting age-related degenerative disorders of the central nervous system. We are currently investigating our lead candidate, zervimesine (CT1812), in clinical programs in dementia with Lewy bodies (DLB) and Alzheimer’s disease, including the ongoing START study (NCT05531656) in early Alzheimer’s disease. We believe zervimesine can regulate pathways that are impaired in these diseases though its interaction with the sigma-2 receptor, a mechanism that is functionally distinct from other approaches for the treatment of degenerative diseases. More about Cognition Therapeutics and our pipeline can be found at https://cogrx.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this press release or made during the conference, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding our product candidates, including zervimesine (CT1812), and any expected or implied benefits or results, including that initial clinical results observed with respect to zervimesine will be replicated in later trials and our clinical development plans, including statements regarding our clinical studies of zervimesine and any analyses of the results therefrom, are forward-looking statements. These statements, including statements relating to the timing and expected results of our clinical trials involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition; our ability to secure new (and retain existing) grant funding; our ability to grow and manage growth, maintain relationships with suppliers and retain our management and key employees; our ability to successfully advance our current and future product candidates through development activities, preclinical studies and clinical trials and costs related thereto; uncertainties inherent in the results of preliminary data, pre-clinical studies and earlier-stage clinical trials being predictive of the results of early or later-stage clinical trials; the timing, scope and likelihood of regulatory filings and approvals, including regulatory approval of our product candidates; changes in applicable laws or regulations; the possibility that the we may be adversely affected by other economic, business or competitive factors, including ongoing economic uncertainty; our estimates of expenses and profitability; the evolution of the markets in which we compete; our ability to implement our strategic initiatives and continue to innovate our existing products; our ability to defend our intellectual property; the impacts of ongoing global and regional conflicts on our business, supply chain and labor force; our ability to maintain the listing of our common stock on the Nasdaq Global Market; and the risks and uncertainties described more fully in the “Risk Factors” section of our annual and quarterly reports filed with the Securities & Exchange Commission and are available at www.sec.gov. These risks are not exhaustive and we face both known and unknown risks. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contact Information: Cognition Therapeutics, Inc. info@cogrx.com	Casey McDonald (media) Tiberend Strategic Advisors, Inc. cmcdonald@tiberend.com	Mike Moyer (investors) LifeSci Advisors mmoyer@lifesciadvisors.com